EXHIBIT 10.3
                          AGREEMENT TO COMPROMISE DEBT



FOR VALUE RECEIVED, Stephen Jaeb the undersigned being a creditor of MariCulture Systems, Inc. hereby enters into an agreement to compromise and reduce the indebtedness due the undersigned on the following terms and conditions:

1. MariCulture Systems, Inc. and Stephen Jaeb acknowledge that the present debt is $50,000.00 in principal and $4,027.00 in interest.

2. The parties agree that Stephen Jaeb shall accept 54,027 shares of MariCulture Systems, Inc. common stock (par value $0.01 per share) as full and total payment on said debt and in complete discharge of all monies presently due.

3. This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.



         Signed this April 5, 1997

                 /s/ Stephen Jaeb
                 -----------------------------
                  Stephen Jaeb


                 /s/ David E. Meilahn
                 -----------------------------
                  Mariculture Systems, Inc.